SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 14, 2001



                             INTERNET CABLE CORPORATION
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             (Exact name of registrant as specified in its charter)



         NEVADA                      000-26011                  87-0540291
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


            195 RIVIERA DRIVE, UNIT 2, MARKHAM ONTARIO L35 5J6 CANADA
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                  (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 479-5974



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        (Former name or former address, if changed since last report)



Item 4.  Change in Registrant's Certifying Accountant

1. On November 14, 2001 the Board of Directors of Internet Cable Corporation (the "Company") approved, pursuant to Section 78.315-2 of the Nevada General Corporation Law, the resolution that BDO Dunwoody LLP ("BDO") be engaged as its independent accountant and auditor for the fiscal year ending December 31, 2001.


2. During the two most recent fiscal years, the Company has not consulted with BDO regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements, and in no case was a written report provided to the Company nor was oral advice provided that the Company concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or (3) any matter concerning a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event with the former auditor (as described in Regulation S-K Item 304
(a)(1)(v)).

3. During the most recent fiscal year and through the date of this report, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

            none


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNET CABLE CORPORATION

                                          By:  /s/ Joseph Melanson
                                              ---------------------------
                                              Name:  Joseph Melanson
                                              Title: Chairman and Chief
                                                     Executive Officer

Dated:  November 19, 2001